Castlight Health Announces Fourth Quarter and Full Year 2019 Results

Company Provides Initial 2020 Financial Outlook

SAN FRANCISCO - February 25, 2020 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its fourth quarter and full year ended December 31, 2019.

“In the fourth quarter, we continued our momentum with execution against our top priorities, including: the launch of the Castlight Care Guides high-touch pilot, the hire of our chief commercial officer, industry veteran Keith Reynolds, and the pipeline development and advancement by our new dedicated health plan team”, said Maeve O’Meara, chief executive officer at Castlight Health. “The work we’ve done over the last two quarters provides a solid foundation for the Company to execute on our two-prong strategy of revitalizing our employer business while unlocking new growth vectors, starting with health plans.”

Financial performance for the three months ended December 31, 2019 compared to the three months ended December 31, 2018 includes:
•GAAP total revenue of $36.4 million, compared to $42.1 million
•GAAP gross margin of 55.3%, compared to 65.0%
•Non-GAAP gross margin of 57.8%, compared to 68.0%
•GAAP operating loss of $12.2 million, compared to $3.8 million
•Non-GAAP operating loss of $8.1 million, compared to income of $1.6 million
•GAAP net loss per basic and diluted share of $0.08, compared to a net loss per basic and diluted share of $0.03

•Non-GAAP net loss per basic and diluted share of $0.05, compared to a net income per basic and diluted share of $0.01
•Cash provided by operations of $4.0 million, compared to $7.5 million

Financial performance for the 12 months ended December 31, 2019 compared to the 12 months ended December 31, 2018 includes:

•GAAP total revenue of $143.3 million, compared to $156.4 million
•GAAP gross margin of 58.8%, compared to 61.5%
•Non-GAAP gross margin of 61.6% compared to 65.3%
•GAAP operating loss of $41.3 million, compared to a loss of $39.9 million
•Non-GAAP operating loss of $21.7 million, compared to a loss of $12.7 million
•GAAP net loss per basic and diluted share of $0.28, compared to a net loss per basic and diluted share of $0.29
•Non-GAAP net loss per basic and diluted share of $0.14, compared to a net loss per basic and diluted share of $0.09
•Cash used in operations of $17.4 million, compared to $18.6 million used in operations

Total cash, cash equivalents and marketable securities was $59.4 million as of December 31, 2019.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Business Outlook
For the full year 2020, the Company expects:

•GAAP revenue between $130 million and $135 million
•Non-GAAP operating loss between $17 million and $22 million
•Non-GAAP net loss per share between $0.12 and $0.15, based on approximately 150 million to 151 million shares

Quarterly Conference Call
Castlight Health senior management will host a conference call to discuss its fourth quarter and full year 2019 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the Company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (833) 238-7953 and the replay will be available for one week at (800) 585-8367. The conference ID number for the live call and replay is 2757629.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible for its users to navigate the healthcare system and live happier, healthier, more productive lives. Our health navigation platform connects hundreds of health vendors, benefits resources, and plan designs into one comprehensive health and wellbeing experience. We guide individuals—based on their unique profile—to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. Castlight transforms the employee benefit experience into a deeply personalized, yet simple, guided one, empowering better-informed patient decisions to unlock better healthcare outcomes and maximizing return on healthcare investments.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP net income (loss) per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating income (loss), and non-GAAP net income (loss) exclude stock-based compensation, certain legal expenses, amortization of intangibles, restructuring charges, capitalization and amortization of internal-use software, and lease exit and related charges.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2020 to comparable GAAP measures because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/

or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor for Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2020 full year projections, executive leadership, the success of our strategy and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s Annual Report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2020 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$43,017	$66,005
Marketable securities	16,411	11,327
Accounts receivable and other, net	31,397	26,816
Prepaid expenses and other current assets	4,645	3,680
Total current assets	95,470	107,828
Property and equipment, net	4,856	3,963
Restricted cash, non-current	1,144	1,325
Deferred commissions	14,718	20,142
Deferred professional service costs	6,711	10,133
Intangible assets, net	12,178	16,209
Goodwill	91,785	91,785
Operating lease right-of-use assets, net	13,906	—
Other assets	2,016	2,129
Total assets	$242,784	$253,514
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$19,596	$9,556
Accrued expenses and other current liabilities	10,454	15,454
Accrued compensation	8,770	5,975
Deferred revenue	10,173	20,193
Operating lease liabilities	5,914	—
Total current liabilities	54,907	51,178
Deferred revenue, non-current	572	1,030
Debt, non-current	1,395	3,254
Operating lease liabilities, non-current	11,823	—
Other liabilities, non-current	1,213	3,381
Total liabilities	69,910	58,843
Stockholders’ equity	172,874	194,671
Total liabilities and stockholders’ equity	$242,784	$253,514

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue:
Subscription	$34,723	$39,408	$137,393	$143,901
Professional services and other	1,724	2,692	5,915	12,503
Total revenue, net	36,447	42,100	143,308	156,404
Cost of revenue:
Cost of subscription(1)	9,150	7,819	34,067	34,691
Cost of professional services and other(1)	7,150	6,902	25,007	25,498
Total cost of revenue	16,300	14,721	59,074	60,189
Gross profit	20,147	27,379	84,234	96,215
Operating expenses:
Sales and marketing(1)	10,664	10,419	38,597	49,134
Research and development(1)	14,487	14,531	58,994	61,355
General and administrative(1)	7,238	6,220	27,981	25,620
Total operating expenses	32,389	31,170	125,572	136,109
Operating loss	(12,242)	(3,791)	(41,338)	(39,894)
Other income, net	496	(248)	1,336	188
Net loss	$(11,746)	$(4,039)	$(40,002)	$(39,706)
Net loss per share, basic and diluted	$(0.08)	$(0.03)	$(0.28)	$(0.29)
Weighted-average shares used to compute basic and diluted net loss per share	147,359	140,508	145,172	137,686

(1)Includes stock-based compensation expense as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Cost of revenue:
Cost of subscription	$179	$222	$774	$1,017
Cost of professional services and other	216	239	953	1,177
Sales and marketing	175	615	2,142	3,770
Research and development	1,369	1,854	6,100	7,214
General and administrative	1,217	1,193	5,034	4,954

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating activities:
Net loss	$(11,746)	$(4,039)	$(40,002)	$(39,706)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,552	1,587	5,920	6,858
Stock-based compensation	3,156	4,123	15,003	18,132
Amortization of deferred commissions	3,365	4,088	10,768	13,105
Amortization of deferred professional service costs	2,132	1,917	5,242	5,268
Non-cash operating lease expense	1,396	—	5,315	—
Lease exit and related charges	—	564	—	2,634
Accretion and amortization of marketable securities	6	(124)	(238)	(516)
Changes in operating assets and liabilities:
Accounts receivable and other, net	4,045	3,419	(4,581)	(4,883)
Deferred commissions	(841)	(555)	(5,344)	(5,735)
Deferred professional service costs	(385)	(625)	(1,686)	(2,735)
Prepaid expenses and other assets	924	1,297	102	178
Accounts payable	6,900	3,999	9,278	5,744
Operating lease liabilities	(1,459)	—	(5,726)	—
Accrued expenses and other liabilities	(688)	(1,355)	(3,760)	290
Deferred revenue	(7,588)	(6,904)	(10,478)	(9,219)
Accrued compensation	3,223	114	2,795	(7,966)
Net cash provided by (used in) operating activities	3,992	7,506	(17,392)	(18,551)
Investing activities:
Purchase of property and equipment	(1,241)	(119)	(1,953)	(2,014)
Purchase of marketable securities	(7,520)	(6,544)	(30,589)	(31,974)
Maturities of marketable securities	11,075	16,860	25,745	53,210
Net cash provided by (used in) investing activities	2,314	10,197	(6,797)	19,222
Financing activities:
Proceeds from exercise of stock options	1,136	1,867	3,060	4,480
Principal payments on long-term debt	(465)	(465)	(1,859)	(465)
Net cash provided by financing activities	671	1,402	1,201	4,015

Net increase (decrease) in cash, cash equivalents and restricted cash	6,977	19,105	(22,988)	4,686
Cash, cash equivalents and restricted cash at beginning of period	37,365	48,225	67,330	62,644
Cash, cash equivalents and restricted cash at end of period	$44,342	$67,330	$44,342	$67,330

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$43,017	$66,005	$43,017	$66,005
Restricted cash included in Prepaid and other current assets	181	—	181	—
Restricted cash, non-current	1,144	1,325	1,144	1,325
Total cash, cash equivalents and restricted cash	$44,342	$67,330	$44,342	$67,330

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Year Ended
	December 31, 2019	September 30, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Gross profit:
GAAP gross profit subscription	$25,573	$26,383	$31,589	$103,326	$109,210
Stock-based compensation	179	180	222	774	1,017
Amortization of internal-use software	—	—	120	—	778
Amortization of intangibles	530	660	678	2,364	2,712
Reduction in workforce	—	—	—	—	130
Non-GAAP gross profit subscription	$26,282	$27,223	$32,609	$106,464	$113,847
GAAP gross margin subscription	73.6%	75.6%	80.2%	75.2%	75.9%
Non-GAAP gross margin subscription	75.7%	78.0%	82.7%	77.5%	79.1%

GAAP gross loss professional services	$(5,426)	$(5,423)	$(4,210)	$(19,092)	$(12,995)
Stock-based compensation	216	236	239	953	1,177
Reduction in workforce	—	—	—	—	173
Non-GAAP gross loss professional services	$(5,210)	$(5,187)	$(3,971)	$(18,139)	$(11,645)
GAAP gross margin professional services	(315)%	(967)%	(156.4)%	(323)%	(103.9)%
Non-GAAP gross margin professional services	(302)%	(925)%	(147.5)%	(307)%	(93.1)%

GAAP gross profit	$20,147	$20,960	$27,379	$84,234	$96,215
Impact of non-GAAP adjustments	925	1,076	1,259	4,091	5,987
Non-GAAP gross profit	$21,072	$22,036	$28,638	$88,325	$102,202
GAAP gross margin	55.3%	59.1%	65.0%	58.8%	61.5%
Non-GAAP gross margin	57.8%	62.1%	68.0%	61.6%	65.3%

Operating expense:
GAAP sales and marketing	$10,664	$9,829	$10,419	$38,597	$49,134
Stock-based compensation	(175)	(678)	(615)	(2,142)	(3,770)
Amortization of intangibles	(529)	(528)	(273)	(1,601)	(1,265)
Reduction in workforce	—	—	—	—	(1,055)
Non-GAAP sales and marketing	$9,960	$8,623	$9,531	$34,854	$43,044

GAAP research and development	$14,487	$14,295	$14,531	$58,994	$61,355
Stock-based compensation	(1,369)	(1,294)	(1,854)	(6,100)	(7,214)
Reduction in workforce	—	—	—	—	(522)
Certain legal expenses	—	—	—	(191)	—
Capitalization of internally developed software	80	—	—	80	—
Lease exit and related charges	—	—	(167)	—	(2,178)
Non-GAAP research and development	$13,198	$13,001	$12,510	$52,783	$51,441

GAAP general and administrative	$7,238	$6,440	$6,220	$27,981	$25,620
Stock-based compensation	(1,217)	(625)	(1,193)	(5,034)	(4,954)
Amortization of intangibles	(16)	(16)	(17)	(66)	(67)
Certain legal expenses	—	—	—	(533)	—
Reduction in workforce	—	—	—	—	(172)
Non-GAAP general and administrative	$6,005	$5,799	$5,010	$22,348	$20,427

GAAP operating expense	$32,389	$30,564	$31,170	$125,572	$136,109
Impact of non-GAAP adjustments	(3,226)	(3,141)	(4,119)	(15,587)	(21,197)
Non-GAAP operating expense	$29,163	$27,423	$27,051	$109,985	$114,912

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Operating loss:
GAAP operating loss	$(12,242)	$(9,604)	$(3,791)	$(41,338)	$(39,894)
Impact of non-GAAP adjustments	4,151	4,217	5,378	19,678	27,184
Non-GAAP operating loss (income)	$(8,091)	$(5,387)	$1,587	$(21,660)	$(12,710)

Net (loss) income and net (loss) income per share:
GAAP net loss	$(11,746)	$(9,336)	$(4,039)	$(40,002)	$(39,706)
Total pre-tax impact of non-GAAP adjustments	4,151	4,217	5,378	19,678	27,184
Non-GAAP net (loss) income	$(7,595)	$(5,119)	$1,339	$(20,324)	$(12,522)
GAAP net loss per share, basic and diluted	$(0.08)	$(0.06)	$(0.03)	$(0.28)	$(0.29)
Non-GAAP net (loss) income per share, basic and diluted	$(0.05)	$(0.04)	$0.01	$(0.14)	$(0.09)
Shares used in basic and diluted net (loss) income per share computation	147,359	145,701	140,508	145,172	137,686

Castlight Media Contact:
Courtney Lamie
press@castlighthealth.com
276-492-4248

Castlight Investor Contact:
ir@castlighthealth.com
415-829-1680